SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(I.R.S. Employer Identification No.)

1696 NE Miami Gardens Drive North Miami Beach, Florida (Address of principal executive offices)	33179 (Zip Code)

(305) 947-1664
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable

(b) Pro Forma Financial Information.

     Not applicable

(c) Exhibits

99.1	— Press Release of Equity One, Inc. dated July 27, 2004

99.2	— Supplemental Information Package of Equity One, Inc. June 30, 2004

Item 9. Regulation FD Disclosure

     On July 27, 2004, Equity One, Inc. (the “Company”) issued a press release announcing the Company’s results for the three and six months ended June 30, 2004 and released its Supplemental Information Package June 30, 2004, with respect to such periods. The purpose of this Form 8-K is to furnish such press release and Supplemental Information Package. Copies of the press release and Supplemental Information Package are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 12. Results of Operations and Financial Conditions

     On July 27, 2004, Equity One, Inc. (the “Company”) issued a press release announcing the Company’s results for the three and six months ended June 30, 2004 and released its Supplemental Information Package June 30, 2004, with respect to such periods. The purpose of this Form 8-K is to furnish such press release and Supplemental Information Package. Copies of the press release and Supplemental Information Package are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: July 27, 2004	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release of Equity One, Inc. dated July 27, 2004

99.2	Supplemental Information Package June 30, 2004